Leases	12 Months Ended
Dec. 31, 2020
Disclosure of Leases [Abstract]
LEASES
12.	LEASES

The Company leases office and manufacturing facilities, equipment and vehicles under various operating arrangements. Certain of the leases are subject to escalation clauses and renewal periods. The Company recognizes lease expense, including predetermined fixed escalations, on a straight-line basis over the initial term of the lease from the time that the Company controls the leased property.

The future minimum lease commitments as of December 31, 2020 under operating leases having an initial or remaining non-cancelable term of one year or more are as follows (in thousands):

Year ended December 31,
2021	856
2022	685
2023	524
2024	186
2025	132
Thereafter	457

Total	$2,840

The Company’s rent expense for the years ended December 31, 2020 and 2019 totaled $2.05 million and $1.50 million, respectively.